UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2024, the Board of Directors (the “Board”) of Benitec Biopharma Inc. (the “Company”) appointed Kishan (“Kishen”) Mehta to serve as a director of the Board, effective as of June 26, 2024. Mr. Mehta was appointed as a Class I member of the Board with a term lasting until the Company’s 2026 annual meeting of stockholders. The Board has determined that Mr. Mehta is independent in accordance with applicable rules of the Nasdaq Stock Market LLC and the Company’s Corporate Governance Guidelines. The Board also appointed Mr. Mehta to serve as a member of the Board’s Nominating and Corporate Governance Committee.

Mr. Mehta was appointed to the Board pursuant to the previously disclosed Board Designation Agreement by and between the Company and Suvretta Capital Management, LLC, as previously described in the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2024 (the “Prior Form 8-K”). The Board Designation Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein. Other than as disclosed in the Prior Form 8-K and in the Company’s Registration Statement on Form S-1 filed on May 16, 2024 (File No. 333-279439) there have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and which Mr. Mehta, or any member of his immediate family was or is to have a material interest, that would require disclosure under Item 404(a) of Regulation S-K. Mr. Mehta will be entitled to the compensation provided to the Company’s non-employee directors as descried in the Company’s Definitive Proxy Statement on Schedule 14A filed on October 20, 2023. Mr. Mehta will also enter into the Company’s standard indemnification agreement for members of the Board, the form of which is attached as Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed on September 21, 2023.

The Company issued a press release announcing the appointment of Mr. Mehta to the Board on July 1, 2024, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Board Designation Agreement, dated April 22, 2024, by and between Benitec Biopharma Inc. and Suvretta Capital Management, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Quarter Report on Form 10-Q filed on May 13, 2024)

99.1	Press Release dated July 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: July 1, 2024	By:	/s/ Dr. Jerel A. Banks
	Name:	Dr. Jerel A. Banks
	Title:	Chief Executive Officer